                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2005


                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                         000-33197                   88-0467845
------------------------          ---------------------           --------------
(State of Incorporation)          (Commission File No.)              (I.R.S.
                                                                    Employer
                                                                  Identification
                                                                     Number)


               151 Railroad Avenue, Greenwich, Connecticut 06830
               -------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (203) 422-2950
                                 --------------
              (Registrant's Telephone Number, including area code)


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Warp Technology Holdings, Inc. (the "Company" or "Warp") hereby amends its Current Report on Form 8-K filed February 4, 2005, and amended on March 17, 2005, to amend the required financial statements of the Company relating to the acquisition by the Company of Gupta Technologies, LLC ("Gupta") as described in such Current Report and Amendment by amending and restating in their entirety the pro form financial information included herein. The changes to the pro forma financial information from the information as previously filed are to account for the issuance of warrants to lenders, and to reflect the conversion of Series B and Series B-2 Preferred Stock into shares of Common Stock.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


     (b) Pro forma financial information.

     The following pro forma financial information of Gupta, the acquired business, and the Company are submitted at the end of this Amendment to Current Report on Form 8-K/A, and are filed herewith and incorporated herein by reference:

Pro Forma Financial Information                                         Page
--------------------------------                                        ----

Warp Technology Holdings, Inc. and Gupta Technologies,                  F-23
LLC Unaudited Pro Forma Consolidated Condensed
Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2005



Warp Technology Holdings, Inc.

By: /s/ Ernest C. Mysogland
------------------------------
Name: Ernest C. Mysogland
Title: Executive Vice President,
Chief Legal Officer and Secretary

                        WARP TECHNOLOGIES HOLDINGS, INC.

                             GUPTA TECHNOLOGIES, LLC

                               UNAUDITED PRO FORMA
                   CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On January 31, 2005, Warp Technology Holdings, Inc. (the "Company" or "Warp") completed its previously announced acquisition of Gupta Technologies, LLC ("Gupta"). The purchase price was $21 million, plus transaction costs. The purchase price was funded by debt, and seller financed notes. Approximately $10.5 million of the debt incurred will automatically convert into Series C Preferred Stock upon the effectiveness of an amendment to the Company's Articles of Incorporation as described in the Current Report on Form 8-K filed by the Company on February 4, 2005.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of Warp included in our Annual Report filed on Form 10-KSB for the year ended June 30, 2004 and our Quarterly Report filed on Form 10-QSB for the three months ended December 31, 2004 filed on February 22, 2005. In addition, this pro forma information should be read in conjunction with the financial statements for Gupta for the years ended December 31, 2004 and 2003, included within this Amendment to Current Report on Form 8-K/A.

The following unaudited pro forma statement of operations for the year ended June 30, 2004 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the January 31, 2005 acquisition of Gupta as if the transaction occurred on July 1, 2003. The pro forma statement of operations combines the results of operations of Warp for the year ended June 30, 2004 with the results of operations of Gupta for the year ended June 30, 2004. Pro forma adjustments include interest on debt relating to the Gupta acquisition, interest on accretion of Subordinated notes and Senior notes additional amortization of intangibles, management fees paid to Platinum Equity, LLC ("Platinum") and amortization of financing costs. Platinum is the sole owner of Gupta Holdings, LLC which was, at December 31, 2004, the sole owner of Gupta.

The following unaudited pro forma statement of operations for the six months ended December 31, 2004 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the January 31, 2005 acquisition of Gupta as if the transaction occurred on July 1, 2004. Such pro forma statement of operations combines the results of operations of Warp for the six months ended December 31, 2004 with the results of operations of Gupta for the six months ended December 31, 2004. Pro forma adjustments include interest on debt relating to the Gupta acquisition interest on accretion of Subordinated notes and Senior notes, additional amortization of intangibles, management fees paid to Platinum and amortization of financing costs.

The following unaudited pro forma balance sheet: has been prepared in accordance with accounting principals generally accepted in the United States; gives effect to the January 31, 2005 acquisition of Gupta and the financing raised in connection with the acquisition as if the acquisition and financing occurred on December 31, 2004; and combines the consolidated balance sheet of Warp as of December 31, 2004, which is included in the

Company's Quarterly Report filed on Form 10-QSB for the three months ended December 31, 2004 with the Gupta balance sheet as of December 31, 2004, which is included in the financial statements for Gupta for the year ended December 31, 2004 included within this Amendment to Current Report on Form 8-K/A.

Under the purchase method of accounting, the estimated cost of approximately $21 million to acquire Gupta, plus transaction costs, will be allocated to Gupta's underlying net assets in proportion to their respective fair values. As more fully described in the notes to the pro forma consolidated condensed financial statements, a preliminary allocation of the excess of the purchase price over the book value of the net assets acquired has been made to intangible assets (customer relationships and developed technologies). These items are expected to be amortized over seven years. At this time, the work needed to provide the basis for estimating these fair values and the fair value of the deferred revenue, and the amortization periods, has not been completed. As a result, the final allocation of the purchase price will be based on a comprehensive final evaluation of the fair value of Gupta's tangible and intangible assets acquired and liabilities assumed, which could differ materially from the pro forma amounts. Accordingly, a change in the fair value of the intangible assets and the amortization period would impact the amount of annual amortization expense. A change in the amount of deferred revenues and amortization period would impact the amount of revenue recognized in the future.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Gupta been consummated as of the dates specified above.

                         WARP TECHNOLOGY HOLDINGS,INC.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               DECEMBER 31, 2004
                                  (UNAUDITED)

                                                                                  PROFORMA          ADJUSTMENTS
                                                                                --------------------------------
                                                                                                     PURCHASE            WARP
                                                   WARP (A)        GUPTA (B)      FINANCING          ACCOUNTING        PRO FORMA
                                                 -----------      -----------   -------------      -------------     ------------
         ASSETS

Current assets:
Cash and cash equivalents                        $   220,648      $   354,875   $  14,374,900 C    $ (13,750,000)E   $  1,200,423
Accounts receivable, net                              84,648        3,292,195                                           3,376,843
Deferred Financing Cost                                    -                -         578,000 C                -          578,000
Advance to Gupta Holding, LLC                      3,500,000                                          (3,500,000)E              -
Other current assets                                     219          428,645                                             404,876
                                                 -----------      -----------   -------------      -------------     ------------
Total current assets                               3,805,515        4,075,715                        (17,250,000        5,560,142

Property and equipment, net                           30,097          156,691                                             186,788
Other long-term assets                                                 72,556         985,000 D                         1,081,544
Goodwill, net                                      3,893,294                                                            3,893,294
Intangibles, net                                     157,917        4,198,002                         17,491,338 E     21,847,257

                                                 -----------      -----------   -------------      -------------     ------------
Total assets                                     $ 7,886,823      $ 8,502,964   $  15,937,900      $     241,338     $ 32,569,025
                                                 ===========      ===========   =============      =============     ============

   LIABILITIES AND SHAREHOLDERS ' EQUITY

Current liabilities:
Accounts payable                                 $   611,010      $   531,131   $                  $                 $  1,142,141
Accrued compensation and related
 benefits                                            429,000        1,069,872                                           1,498,872
Other accrued liabilities                            184,085          593,938         985,000 D        1,525,000 E      3,288,023
Payables to Platinum Equity, LLC and                                1,659,283                          (774,000.)E        885,283
 Affiliates
Note payable to Gupta Holdings, LLC                1,500,000                                                            1,500,000
Subordinated debt                                                                     375,000 C                           375,000
Loan payable to ISIS                                 712,495                                                              712,495
Bridge loan                                        1,237,605                          149,900 C                         1,387,505
Senior debt                                                                         4,079,000 C          501,500 E      4,580,500
Series C debt                                                                       5,475,000 C        3,000,000 E      8,475,000

Deferred revenues                                     23,456        4,863,480                         (4,474,402)E        412,534
                                                 -----------      -----------   -------------      -------------     ------------
Total current liabilities                          4,697,651        8,717,704      11,063,900           (221,902)      24,257,353
                                                 -----------      -----------   -------------      -------------     ------------
Shareholders' equity:                                                                                                           -

Preferred stock (Canadian subsidiary)                      4                                                                    4
                                                                                                                                -
Series B-2 preferred stock                         1,474,500                       (1,324,500)C,F                         150,000
Series B preferred stock                           2,915,100                       (2,915,100)F                                 -
Common stock to be issued relating
 interest and                                                                                                                   -
Penalties on Series B and B-2 preferred
 stock                                               559,053                         (559,053)F                                 -
Common stock                                              10                               21 F                                31
Additional paid-in capital                        43,656,046                        9,672,632 F,C        248,500 E     53,577,178
Deferred compensation                             (1,288,010)                                                          (1,288,010)
Member's deficit                                                     (214,740)                           214,740 C              -
Accumulated Deficit                               (44,149,75)                                                  -      (44,149,758)
Accumulated other comprehensive loss                  22,227                                                   -           22,227
                                                 -----------      -----------   -------------      -------------     ------------
Total shareholders' equity and member's
 deficit                                           3,189,172         (214,740)      4,874,000            463,240        8,311,672
                                                 -----------      -----------   -------------      -------------     ------------
Total liabilities and shareholders'
 equity                                          $ 7,886,823      $ 8,502,964   $  15,937,900      $     241,338     $ 32,569,025
                                                 ===========      ===========   =============      =============     ============

    See the accompanying notes to unaudited pro forma consolidated condensed financial statements

NOTES TO THE PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (UNAUDITED)

      (A) Reflects the historical financial position of Warp at December 31, 2004.

      (B) Reflects the historical financial position of Gupta at December 31, 2004.

      (C) The following represents the financing raised by Warp in January 2005 in order to complete the acquisition of Gupta:

Subordinated Notes and warrants(1)      $ 2,500,000
Bridge Loan                                 149,900
Senior Notes and warrants(1)              6,100,000
Series C Notes                            5,475,000
Series B-2 stock                            150,000
                                        -----------
  Total Capital Raised                  $14,374,900
                                        ===========

      (D) The Company has accrued $985,000 for financing costs in connection with the financing raised, and is included in other assets as deferred financing costs.

      (E) The following represents the acquisition of Gupta and the preliminary allocation of the purchase price: The final allocation of the purchase price will be determined based on a comprehensive final evaluation of the fair value of Gupta's tangible and intangible assets acquired and liabilities assumed.

      Calculation of Purchase Price:

Cash                                                                $ 13,750,000
Advances to Gupta Holding LLC made prior to December 31, 2004          3,500,000
Senior debt and warrants(1)                                              750,000
Series C debt                                                          3,000,000
Transaction costs -accrued                                             1,525,000
                                                                    ------------
 Total purchase price                                               $ 22,525,000
                                                                    ============

(1) The proceeds received from the debt and detachable warrants were allocated first to the fair value of the warrants and the balance to the debt. Based on the fair market value, $4,394,500 of the proceeds was allocated to the warrants which is shown as additional paid-in capital and the remaining balance of $4,955,500 was allocated to the debt. In addition, the fair market value of 680,000 warrants issued for finders fee relating to the Senior and Subordinated debt was rewarded as deferred financing cost.

      Allocation of Purchase Price:

Assets
Gupta historical assets                                             $  8,502,964
Write-up of intangibles assets consisting of developed
technologies and customer relationships                               17,491,338

Liabilities
Gupta historical liabilities                                          (8,717,704)
Adjustment of deferred revenues to fair market value                   4,474,402
Forgiveness of payables to Platinum                                      774,000
                                                                    ------------
Total purchase price                                                $ 22,525,000
                                                                    ------------

(F) Reflects the conversion of Series B-2 and Series B preferred stock and related interest into common shares. The weighted average shares outstanding for the year ended June 30, 2004 and six months ended December 31, 2004 includes 2,102,109 shares to reflect this conversion from the beginning of each period.

                         WARP TECHNOLOGY HOLDINGS, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 2004
                                  (UNAUDITED)

                                                          PROFORMA         WARP
                              WARP (G)      GUPTA (H)    ADJUSTMENTS     PRO FORMA
                             -----------   -----------   -----------    -----------
Net revenue                  $   264,520   $ 7,637,658   $              $ 7,902,178
                             -----------   -----------   -----------    -----------

Expenses:
Product cost                     (53,758)     (694,282)     (267,072)J   (1,015,112)
Product development             (112,723)   (1,335,120)                  (1,447,843)
Sales and marketing             (476,575)   (2,519,387)                  (2,995,962)
General and administrative      (675,641)   (1,521,565)                  (2,197,206)
Amortization                                  (469,650)   (1,039,817)J   (1,509,467)
Management fees                             (1,584,870)    1,584,870 K            -
Non-cash compensation           (542,742)            -                     (542,742)
                             -----------   -----------   -----------    -----------
Total operating expenses      (1,861,439)   (8,124,874)      277,981     (9,708,331)
                             -----------   -----------   -----------    -----------

Loss from operations          (1,596,919)     (487,216)      277,981     (1,806,154)

Interest expense, net            (45,679)      (26,579)     (859,750)L   (1,425,008)
                                                            (493,000)M
Interest expanse - accretion                              (2,894,500)N   (2,894,500)
  of Subordinated Notes      -----------   -----------   -----------    -----------
  and Senior Notes

Loss before provision for
income taxes                  (1,642,598)     (513,795)   (3,969,269)    (6,125,662)

Provision for income taxes             -      (255,255)                    (255,255)
                             -----------   -----------   -----------    -----------

Net loss                     $(1,642,598)  $  (769,050)  $(3,969,269)   $(6,380,917)
                             ===========   ===========   ===========    ===========

Computation of loss
applicable to Common
Shareholders

Net loss before beneficial
conversion preferred
dividends                    $(1,642,598)  $  (769,050)  $(3,969,269)   $(6,380,917)

Beneficial conversion -
preferred dividends           (2,810,465)                                (2,810,465)

                             -----------   -----------   -----------    -----------
Loss attributable to common
stockholders                 $(4,453,063)  $  (769,050)  $(3,969,269)   $(9,191,382)
                             ===========   ===========   ===========    ===========

Basic and diluted loss per
share Proforma                                                          $     (2.99)
                                                                        ===========
Weighted average shares
outstanding Proforma                                                      3,073,224 F
                                                                        ===========

    See the accompanying notes to unaudited pro forma consolidated condensed financial statements

                         WARP TECHNOLOGY HOLDINGS, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2004
                                  (UNAUDITED)

                                                            PROFORMA          WARP
                               WARP (G)      GUPTA (I)     ADJUSTMENTS      PRO FORMA
                             ------------   -----------   -------------    ------------
Net revenue                  $    882,121   $15,793,423   $                $ 16,675,544
                             ------------   -----------   -------------    ------------

Expenses:
Product cost                     (425,334)   (1,605,443)       (534,143)J    (2,564,920)
Product development              (811,725)   (2,693,744)                     (3,505,469)
Sales and marketing            (2,310,055)   (5,298,546)                     (7,608,601)
General and administrative     (2,461,130)   (3,628,702)                     (6,089,832)
Amortization                                   (939,300)     (1,705,634)J    (2,644,934)
Platinum management fees                     (5,439,638)      5,439,638 K             -
Non-cash compensation          (6,007,255)            -                      (6,007,255)
                             ------------   -----------   -------------    ------------
Total operating expenses      (12,015,499)  (19,605,373)      3,199,861     (28,421,010)
                             ------------   -----------   -------------    ------------

Loss from operations          (11,133,378)   (3,811,950)      3,199,861     (11,745,466)

Interest (expense) income          63,073         2,549      (1,719,500)L    (2,638,878)
                                                               (985,000)M
Interest expense - accretion                                 (3,519,500)N    (3,519,502)
   of Subordinated Notes     ------------   -----------   -------------    ------------
   and Senior Notes

Loss before provision for
income taxes                  (11,070,305)   (3,809,401)     (3,024,139)    (17,903,844)

Provision for income taxes                     (308,276)                       (308,276)

                             ------------   -----------   -------------    ------------

Net loss                     $(11,070,305)  $(4,117,677)  $  (3,024,139)   $(18,212,120)
                             ============   ===========   =============    ============
Computation of loss
applicable to
Common Shareholders

Net loss before beneficial
conversion -Preferred
dividends                    $ 11,070,305   $(4,117,677)  $  (3,024,139)   $(18,212,120)

Beneficial conversion -
Preferred dividends            (1,623,046)                                   (1,623,046)
                             ------------   -----------   -------------    ------------

Loss attributable to common
stockholders                 $(12,693,351)  $(4,117,677)  $  (3,024,139)   $(19,835,166)
                             ============   ===========   =============    ============

Basic and diluted loss per
share Proforma                                                             $      (6.92)
                                                                           ============
Weighted average shares
outstanding Proforma                                                          2,867,660F
                                                                           ============

    See the accompanying notes to unaudited pro forma consolidated condensed financial statements

         NOTES TO THE PRO FORMA CONSOLIDATED CONDENSED
         STATEMENTS OF OPERATIONS (UNAUDITED)

G. Reflects Warp historical statement of operations for the six months ended December 31, 2004 and the year ended June 30, 2004.

H. Reflects Gupta historical statement of operations for the six months ended December 31, 2004 including various reclassifications to conform to Warp's financial statement presentation.

I. Reflects the historical operations of Gupta for the year ended June 30, 2004. In order to conform Gupta's fiscal year end from a calendar year end to Warp's June 30 year end, Gupta's historical operating result have been derived from the combination of Gupta's last six months historical operating results for the year ended December 31, 2003 and the first six months historical operating results for the year ended December 31, 2004.

J. To record the increased amortization of intangibles for the year ended June 30, 2004 of customer relationships and developed technology of $1,229,634 and $534,143 (included in product cost), respectively. To record the increased amortization of intangibles for the six months ended December 31, 2004 for customer relationships and developed technology of $614,817 and $267,072 (included in product cost), respectively. In addition, it includes amortization of deferred financing cost relating to warrants issued with the Subordinate notes and Senior Debt of approximately $476,000 for the year ended June 30, 2004 and $425,000 for the six months ended December 31, 2004.

K. Elimination of Platinum fees of $5,439,639 and $1,584,870 for the year ended June 30, 2004 and for the six months ended December 31, 2004 , respectively as Gupta will operate on its own and will not incur these costs.

L. Record interest expense of $1,719,500 and $ 859,750 for the year ended June 30, 2004 and for the six months ended December 31, 2004 , respectively, on the debt raised by Warp in connection with the Gupta transaction.

M. To Record amortization of deferred financing cost over a one year period of $985,000 and $493,000 for the year ended June 30, 2004 and for the six months ended December 31, 2004, respectively, which is included in interest expense.

N. To record accretion of the Subordinated Notes and Senior Notes over a one year period of $3,519,500 and 2,894,500 for the year ended June 30, 2004 and for the six months ended December 31, 2004, respectively which is included in interest expenses, as a result of the debt discount recorded in connection with the debt issued with detachable warrants.